SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report, February 27, 2004
                        (Date of earliest event reported)


                       AVALON CORRECTIONAL SERVICES, INC.
                          (Exact name of Registrant as
                       specified in its corporate charter)


                         Commission File Number: 0-20307


                  Nevada                                     13-3592263
         (State of Incorporation)                  (I.R.S. Employer I.D. Number)


               13401 Railway Drive, Oklahoma City, Oklahoma 73114
                    (Address of principal executive offices)


                                 (405) 752-8802
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

         The following exhibits are included with this report:

              Exhibit No.                         Description

                   99.1            Company Press Release dated February 27, 2004


Item 12.  Results of Operations and Financial Condition

     On February 27, 2004, Avalon Correctional Services, Inc. (the "Company") issued a press release announcing that the Company restated the consolidated financial statements for the year ended December 31, 2002 and for the quarterly periods ending March 31, June 30 and September 30, 2003, resulting from reevaluation of the amortization period of intangible assets related to the value of contracts previously acquired in business combinations. A copy of the release is included as an exhibit to this report.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              AVALON CORRECTIONAL SERVICES, INC.


Date:     February 27, 2004             By:  s//  David Grose
					     __________________________________
                                              David Grose
                                     Title:   Vice President of Finance



                                INDEX TO EXHIBITS


              Exhibit No.                             Description

                   99.1            Company Press Release dated February 27, 2004


For Immediate Release                                Company      Tiffany Smith
February 27, 2004                                    Contact:     (405) 752-8802


       AVALON ANNOUNCES RESTATEMENT OF 2002 AND 2003 FINANCIAL STATEMENTS

OKLAHOMA CITY, Oklahoma, February 27, 2004 - Avalon Correctional Services, Inc. (NASDAQ:CITY) today reported that the Company has restated consolidated financial statements for the year ended December 31, 2002 and for the quarterly periods ending March 31, June 30 and September 30, 2003, resulting from reevaluation of the amortization period of intangible assets related to the value of contracts previously acquired in business combinations. Upon original implementation of Statement of Financial Accounting Standards ("SFAS") No. 142, the Company determined that intangible assets related to the value of contracts previously acquired in business combinations had indefinite lifes, and therefore were not amortized. After communication with the SEC staff resulting in a reevaluation of the life of contract intangibles, the Company has restated the consolidated financial statements as of and for the year ended December 31, 2002, to amortize contract intangibles over a fifteen-year life (the life assigned prior to the implementation of SFAS No. 142 on January 1, 2002). Intangible assets originally determined to have indefinite lives totaled $2,631,000 at December 31, 2002. The effect of the restatement reduced total assets from $39,916,000, as originally reported at December 31, 2002, to $39,691,000, reduced total liabilities from $29,602,000 to $29,517,000 (due to income tax effects) and therefore reduced stockholders' equity from $7,138,000 to $6,998,000. The restatement also reduced 2002 net income from $1,261,000, or $0.22 per diluted share, to $1,121,000, or $0.20 per diluted share. Amortization of the assets will reduce reported net income in future periods, but has no effect on cash flows. A summary of the effects of these items on previously reported results of operations for certain affected periods follows:

                                                                As
                                                            Originally       Effect of
           Year Ended December 31, 2002                      Reported       Restatement          Restated
--------------------------------------------------      ---------------    -------------      ------------
Revenues                                              $    27,456,000     $           -    $   27,456,000
Costs and expenses                                         25,563,000           225,000        25,788,000
                                                        ---------------    -------------       -----------
Net income before income tax expense                  $     1,893,000     $    (225,000)   $    1,668,000
Income tax expense                                            632,000           (85,000)          547,000
                                                        ---------------    -------------       -----------
Net income                                            $     1,261,000     $    (140,000)   $    1,121,000
                                                        ===============    ==============       ==========
Basic income per share                                $           .26     $        (.03)   $          .23
                                                        ===============    =============       ===========
Diluted income per share                              $           .22     $        (.02)   $          .20
                                                        ===============    ==============      ===========

     The consolidated financial statements for the year ended December 31, 2001 were not impacted as the restatement pertains to the implementation of SFAS No. 142 on January 1, 2002.

     First quarter 2003 - The effect of the restatement reduced total assets from $40,262,000, as originally reported at March 31, 2003, to $39,982,000, reduced total liabilities from $29,654,000 to $29,548,000 (due to income tax effects) and therefore reduced stockholders' equity from $7,786,000 to $7,612,000.



                                                             As
                                                         Originally           Effect of
               First quarter 2003                         Reported           Restatement            Restated
-------------------------------------------------       --------------       ------------        ------------
Revenues                                              $     6,170,000    $              -     $     6,170,000
Costs and expenses                                          5,683,000              56,000           5,739,000
                                                        -------------        ------------        ------------
Net income before income tax expense                  $       487,000    $       (56,000)     $       431,000
Income tax expense                                            192,000            (21,000)             171,000
                                                        -------------        ------------       -------------
Net income                                            $       295,000    $       (35,000)     $       260,000
                                                        =============        ============        ============
Basic income per share                                $           .06    $          (.01)     $           .05
                                                        =============        ============        ============
Diluted income per share                              $           .05    $              -     $           .05
                                                        =============        ============        ============

     Second quarter 2003 - The effect of the restatement reduced total assets from $40,342,000, as originally reported at June 30, 2003, to $40,005,000, reduced total liabilities from $29,446,000 to $29,319,000 (due to income tax effects) and therefore reduced stockholders' equity from $8,374,000 to $8,164,000.


                                                         As
                                                    Originally        Effect of
        Second Quarter 2003                          Reported        Restatement        Restated
--------------------------------------          ---------------     ------------    ------------
Revenues                                        $   6,112,000                -     $   6,112,000

Costs and expenses                                  5,710,000             57,000       5,767,000
                                                 --------------        ---------    ------------
Net income before income tax expense            $     402,000      $    (57,000)   $     345,000
Income tax expense                                    114,000           (21,000)          93,000
                                                 --------------        ---------    ------------
Net income                                      $     288,000      $    (36,000)   $     252,000
                                                 ==============        =========    ============
Basic income per share                          $         .06      $       (.01)   $         .05
                                                 ==============        =========    ============
Diluted income per share                        $         .05      $          -    $         .05
                                                 ==============        =========    ============


     Third quarter 2003 - The effect of the restatement reduced total assets from $40,884,000, as originally reported at September 30, 2003, to $40,491,000, reduced total liabilities from $29,638,000 to $29,490,000 (due to income tax effects) and therefore reduced stockholders' equity from $8,966,000 to $8,721,000.

                                                     As
                                                  Originally        Effect of
     Third Quarter 2003                            Reported        Restatement          Restated
--------------------------------------         -------------       ------------        -----------
Revenues                                       $   6,346,000    $             -      $   6,346,000
Costs and expenses                                 5,807,000              56,000         5,863,000
                                               -------------       -------------       -----------
Net income before income tax expense           $     539,000    $       (56,000)     $     483,000
Income tax expense                                   193,000            (21,000)           172,000
                                               -------------       -------------        ----------
Net income                                     $     346,000    $       (35,000)     $     311,000
                                               =============       =============       ===========
Basic income per share                         $         .07    $          (.01)     $         .06
                                               =============       =============        ==========
Diluted income per share                       $         .06    $              -     $         .06
                                               =============       =============        ==========

About Avalon Correctional Services, Inc.:

     Avalon Correctional Services, Inc. is a leading developer and manager of private community correctional facilities and alternative correctional programming in the United States. Avalon currently manages offenders in 12 correctional facilities in 3 states, Oklahoma, Texas and Colorado. The Company specializes in programs designed to prepare offenders for their return to society and programs designed as an alternative to incarceration. Avalon is in its nineteenth year of operations. The Company offers offender rehabilitation programs and a low cost form of incarceration that can help to reduce the costs for taxpayers. For additional corporate information about Avalon please visit the company web site at - www.avaloncorrections.com or contact us at 1-800-919-9113.

     Safe Harbor Statement Information in this news release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are only predictions or statements of current plans that are constantly under review by the Company. These forward-looking statements involve risks, uncertainties and assumptions and such statements are qualified by important factors that may cause actual results to differ materially from those expressed in the forward-looking statements, including those factors detailed from time to time in the Company's filings, with the Securities and Exchange Commission. The foregoing information should be read in conjunction with the Company's filings with the Securities and Exchange Commission including, but not limited to, the Company's recent quarterly reports on Form 10-Q and its recent annual report on Form 10-K including the exhibits to such reports. The forward-looking statements contained in this news release are made as of the date hereof. The Company has no obligation to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances. Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission at www.sec.gov/edgar/searchedgar/companysearch.html.